Exhibit 10.1

SUBSCRIPTION AGREEMENT

KT High-Tech Marketing, Inc.

14440 Big Basin Way, #12

Saratoga, California 95070

Ladies and Gentlemen:

1.            Subscription. The undersigned (the “Purchaser”) by execution of this Subscription Agreement (“Subscription Agreement”), intending to be legally bound, hereby irrevocably agrees to purchase from KT High-Tech Marketing, Inc., a Delaware corporation (the “Company”) the number of shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), set forth on the signature page hereto at a purchase price equal to $0.66 per Share, for the aggregate subscription price set forth on the signature page hereto (the “Purchase Price”).

If this subscription is accepted, the Company will signify such acceptance by executing counterparts of this Subscription Agreement and causing one such mutually executed counterpart to be returned to the undersigned. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and all attachments, schedules and exhibits hereto (collectively, the “Subscription Agreement”), including but not limited to the risk factors (“Risk Factors”) set forth on Schedule I hereto, relating to the offering (the “Offering”) by the Company of up to a maximum of 5,000,000 Shares, or $3,300,000 in Shares (the “Maximum Offering Amount”).

The offering price of the Shares has been unilaterally determined by the Company and is not based on its assets or earnings.

By execution hereof, Purchaser acknowledges that this is an unregistered offering of restricted securities, which securities, subject to the satisfaction of certain requirements, may be sold in accordance with Rule 144. Rule 144 requires at least a six month holding period before shares can be publicly traded (the Company does not currently have a trading symbol and no assurances can be made that it will be assigned a trading symbol or if a trading symbol is assigned that the trading market will develop). Although the Company is currently a reporting issuer in the United States, there is no assurance that it will remain a reporting issuer and/or remain in compliance with all requirements, including without limitation the timely filing of its periodic reports, that allow for Purchasers to transfer restricted securities of the Company in reliance upon Rule 144 or any other exemption to the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to, or simultaneously with, the date of this Agreement, the Company offered up to 31,000 shares of the Company’s Series B Convertible Preferred Stock (the “Preferred B”), having the rights, preferrences, qualifications, limitations and resitrcitions as set forth in the Certificate of Designation in the form attached hereto as Exhibit B, to certain existing accredited shareholders of the Company at a purchase price of $1.00 per share of Preferred B (the “Preferred B Offering”). By execution hereof, Purchaser acknowledges the exisitence of the Preferred B Offering and the effects of the Preferred B Offering on the Purchaser’s investment in the Shares.

Furthermore, Purchaser acknowledges that a significant portion of the net proceeds of this Offering will be applied to working capital and other general corporate purposes, including but not limited to research and development, capital expenditures, sales and marketing costs and compensation (in the form of salary and bonuses) to officers and directors. Accordingly, the Company’s management will have broad discretion as to the application of such proceeds.  There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Purchasers are urged to consult with their attorneys, accountants and personal investment advisors prior to making any decision to invest in the Company and to carefully review, with the assistance of their attorneys, accountants and personal investment advisors, the Risk Factors set forth on Schedule I hereto, all of the Company’s public filings and the information provide by attachment hereto as Exhibit B.

2.          Payment. The undersigned shall cause the Purchase Price to be deposited in the escrow account (the “Escrow Account”) of Sichenzia Ross Ference Kesner LLP, (the “Escrow Agent”), as escrow agent for the Company, as follows:

(a)       by check or money order made payable to the order of, or endorsed to the order of, “Sichenzia Ross Ference Kesner LLP as Escrow Agent for KT High-Tech Marketing, Inc.”, and delivered to the Escrow Agent at the following address: 1185 Avenue of the Americas, 37th Floor, New York, NY 10036; or

(b)       by wire transfer of immediately available funds to:

Citibank
153 East 53rd Street
23rd Floor
New York, NY 10022
A/C of Sichenzia Ross Ference Kesner LLP
A/C#:	4974921703
ABA#:	021000089
SWIFT Code:	CITIUS33
Reference:	KT High-Tech Marketing, Inc.

The Escrow Account is a non-interest-bearing account. Funds deposited in the Escrow Account will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset, if (i) this Subscription Agreement is not accepted by the Company, or (ii) the Offering is terminated without the Company withdrawing the undersigned’s proceeds from the Escrow Account. All payments delivered to the Company shall be deposited in the Escrow Account of the Escrow Agent as soon as practicable after receipt thereof. Together with the undersigned’s payment of the Purchase Price, the undersigned is delivering a properly completed and executed investor questionnaire (“Accredited Investor Certification”), a form of which is attached as Exhibit A hereto.

3.          Closing.

(a)       Closing. Following the Company’s receipt of subscriptions for the Shares and the Company’s acceptance of such subscriptions, a closing will occur to effect the purchase and sale of such Shares (the “Closing”).

(b)       Subsequent Closings. The Company may continue to offer and accept subscriptions for the Shares and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Shares after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until August 31, 2018 unless the Compnay, in its sole discretion and without notice to Purchasers, extends the offering termination date to October 31, 2018. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than August 31, 2018 (or October 31, 2018 if the Company extends the termination date). The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than $3,500,000 in Shares will be sold at the Closing and all Subsequent Closings.

The Closing and any applicable Subsequent Closings are each referred to in this Subscription Agreement as a “Closing.” The Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.”

(c)       Closing Deliveries. At or within 10 business days of each Closing, the Company shall deliver to the Purchaser duly executed certificates or evidence of book-entry recordations representing the Shares due to such Purchaser against the Purchaser’s Purchase Price.

4.           Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of Shares is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.            Representations and Warranties of the Purchaser.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)       None of the Shares offered pursuant to this Subscription Agreement are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. Notwithstanding the foregoing, if the Purchaser is a Non-U.S. Person (a “Reg S Person”) and intends to rely upon Regulation S, such Purchaser hereby represents that the representations contained in paragraphs (i) through (viii) of this Section 5(a) are true and correct with respect to such Purchaser:

(i)       (A) the issuance and sale to such Reg S Person of the Shares is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (B) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Shares for the account or benefit of any U.S. Person; and (C) the offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(ii)       Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Shares.

(iii)       Such Reg S Person consents to the placement of a legend on any certificate or other document evidencing the Shares and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(iv)       Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(v)       Such Reg S Person understands that the Shares have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Shares are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(vi)       Such Reg S Person acknowledges that the Shares may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Shares pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(vii)       The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(viii)       Such Reg S Person makes the representations, declarations and warranties as contained in this Section 5(a)(i)-(viii) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

(b)       Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received or accessed and actually reviewed this Subscription Agreement, including the Risk Factors contained in Schedule I hereof, all the Company’s public filings filed with the SEC (the “SEC Reports”), the information provide by attachment hereto as Exhibit B, and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)        All documents, records, and books pertaining to the investment in the Shares (including, without limitation, this Subscription Agreement) have been made available for inspection by such Purchaser and its Advisers, if any;

(d)       In making an investment decision Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

(e)      The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)       In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement;

(g)      The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)      The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i)       The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(j)        The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)      The Purchaser is acquiring the Shares solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)        The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the Shares have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Shares. There can be no assurance that there will be any market for resale of the Shares, nor can there be any assurance that the Shares will be freely transferable at any time in the foreseeable future;

(m)      The Purchaser understands the substance of and acknowledges the legend that will be placed on the Shares in substantially the following form:

For Non-U.S. Purchasers:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

For U.S. Purchasers:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

(n)      The Purchaser is aware that an investment in the Shares is high risk, involving a number of very significant risks;

(o)      The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification attached hereto;

(p)      The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)       The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this Subscription Agreement and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)      Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in this Subscription Agreement. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares;

(s)      The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t)      The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)      The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)       No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in SEC Reports;

(w)       Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x)       The Purchaser's substantive relationship with the Company predates the Company’s contact with the Purchaser regarding an investment in the Shares;

(y)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(z)       The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(aa)    To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(bb)    To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(cc)    If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

6.            Representations by the Company.

The Company hereby represents and warrants to the Purchaser as follows:

(a)       Organization. The Company is a company duly organized and validly existing under the Laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is in good standing under the Laws of Delaware.

(b)       Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Subscription Agreement. The execution and delivery by the Company of this Subscription Agreement and the compliance by the Company with each of the provisions of this Subscription Agreement are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action of the Company. This Subscription Agreement has been duly and validly executed and delivered by the Company, and this Subscription Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable Law.

(c)       Subsidiaries. Except as set forth in the SEC Reports, the Company does not own any securities or other interests in any corporation or other Person having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d)       Capitalization.

(i)       The SEC Reports contain information about the authorized capital of the Company and the issued and outstanding shares of each class of authorized capital. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(ii)        Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company, or (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company. There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.

(iii)       The Shares have been duly authorized and when issued and delivered in accordance with the terms of this Subscription Agreement, will be validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities Laws, including, but not limited to the statutes of the State of Delaware.

(e)       SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) and when filed, each SEC Report was in compliance in all material respects with the requirements of its report form, the Exchange Act and the Securities Act. All proxy statements, reports, registration statements, schedules, forms and other documents required to be filed with the SEC by the Company under the Exchange Act and the Securities Act after the date hereof through the relevant Closing Date will, if and when filed, be in compliance in all material respects with the requirements of its respective report form, the Exchange Act and the Securities Act and will not, at the time they are filed or declared effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that any failure by the Company to file any proxy statement, report, registration statement, schedule, form and other documents shall not constitute a breach of this Section 6.

(f)       Litigation. Except as set forth in the SEC Reports, there is no claim, action, suit, investigation or proceeding pending or, to the Company’s knowledge, threatened before any court, arbitrator or other governmental entity. Except as disclosed in the SEC Reports, the Company is not in default under or in breach of any order, judgment, injunction or decree of any court, arbitrator or other governmental entity.

(g)       No Conflicts or Violation; Consents and Approvals. Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated hereby will:

(i)        conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company or (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except in the case of clause (a)(ii)(2), where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and

(ii)       apart from the filing of a Form D with the SEC after the issuance of the Shares, if applicable, require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to).

(h)       Compliance. Except as set forth in the SEC Reports, neither the Company nor its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental authority, and (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Change.

(i)       Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or its subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $500,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option, restricted stock or other compensation-related agreements under any equity plan of the Company.

(j)       Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

(k)       Investment Company. The Company is not, and immediately after receipt of payment for the Shares, and for so long as any Purchaser holds any Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not controlled by an “investment company” and shall not take any actions that would cause the Company to be controlled by an “investment company”.

(l)       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 (b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(m)     No Payment of Transfer Taxes. No transfer, documentary, stamp, sales, use and other taxes have been or will be required or imposed by reason of, the transfer of the Shares to the Purchasers.

(n)       Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

(o)       Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

7.            Indemnification.

(a)       The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

(b)       The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Subscription Agreement.

8.             Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.            Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

11.          Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

12.          Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

13.          Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)       Arbitration is final and binding on the parties.

(b)       The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)       Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)       The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)       The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)       All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

14.           Blue Sky Qualification. The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall file such notices and related documents as necessary to permit the Shares to be sold without registration under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).

15.          Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16.          Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or The Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or The Company, including any scientific, technical, trade or business secrets of the Company or The Company and any scientific, technical, trade or business materials that are treated by the Company or The Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or The Company and confidential information obtained by or given to the Company or The Company about or belonging to third parties.

17.          Miscellaneous.

(a)      This Subscription Agreement, together with all attachments, schedules and exhibits hereto, and the Accredited Investor Certification, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)     The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares.

(c)     Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)     This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)      Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)       Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)      The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INVESTOR INFORMATION
Investor Name(s): _________________________________________________________________________ (As is will appear on the Shares)
Individual Executing Profile or Trustee (If Applicable): ___________________________________________
SSN / Federal I.D. # _________________________	Marital Status: _____________________________
Date of Birth: ______________________________	Joint Party Date of Birth: ____________________
Investment Experience (Years): ________________	Joint Party is Spouse? ☐ yes ☐ no
Date of Organization (entities): ________________
Total Assets (for entities, including irrevocable trusts, only): ________________________________________

Primary Street Address: ____________________________________________________________________
Primary City, State & Zip Code: ______________________________________________________________
Home Phone: ________________________________	Home Fax: _______________________________
Mobile Phone: _______________________________	Email: ___________________________________

Employer: ______________________________________________________________________________
Type of Business: _________________________________________________________________________
Business Street Address: ___________________________________________________________________
Business City, State & Zip Code: ___________________________________________________________
Business Phone: _____________________________	Business Fax: _____________________________

SECURITIES DELIVERY INSTRUCTIONS (Check One)
☐ Please deliver my securities to the Primary address listed above.
☐ Please hold my securities in book-entry form with the Issuer or the Transfer Agent, if applicable.
☐ Please deliver my securities to the following address: ________________________

[Signature Page Follows]

Signature Page

SIGNATURE PAGE

By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Shares indicated below, for the aggregate purchase price indicated below, pursuant to the terms and conditions of this Subscription Agreement (the “Subscription Agreement”). You further (i) acknowledge and agree that you have read and understand this Subscription Agreement, including the representations and warranties in the section entitled “Representations and Warranties of the Purchaser,” (ii) represent and warrant that the statements contained in this Subscription Agreement are complete and accurate with respect to you, and (iii) acknowledge and agree that your offer to subscribe to purchase the Shares indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

INVESTOR:	THE COMPANY:

If Investor is an Individual:	Agreed and accepted as of the _____ day of
____________________, 2018.
Print Name: __________________________________
KT HIGH-TECH MARKETING, INC.,
Signature: ___________________________________	a Delaware corporation

Social Security # or Fed ID #: ____________________	By: ________________________________

Print Name (if joint investment): __________________	Name:

Signature: ___________________________________	Title:

Social Security # or Fed ID # _____________________

If Investor is an entity:

Name of Signatory: ____________________________

Signature: ___________________________________

Title: _______________________________________

Telephone No. _______________________________

Social Security # or Fed ID # _____________________

___________________________________________
Street Address
___________________________________________
Street Address – 2nd line
___________________________________________
City, State, Zip

Investment Amount:

Number of Shares Purchased: __________________

Purchase Price Per Share: $0.66

Aggregate Purchase Price: _____________________

Date: ______________________________________

EXHIBIT A

Accredited investor

Certification

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:

The investor has full power and authority to invest in the Company.

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their individual investor status.

☐ Individual	☐ Joint Tenants

☐ IRA	☐ Tenants in Common

☐ Tenants in the Entirety	☐ Community Property

☐ Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor.): ______________________________________________________________________________________________________ ☐ Check if any Grantor is deceased, disabled or legally incompetent.

INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

Annual Income: ________________________________	Net Worth: ________________________________	Liquid Net Worth: ________________________________

1	____________ (Initial if Applicable)

I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million. For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net worth with my spouse.

2	____________ (Initial if Applicable)	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	____________ (Initial if Applicable)	I certify that I am a director or executive officer of the Company.

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

(a) Please describe your current employment, including the company by which you are employed and its principal business:

(b) Please describe any college or graduate degrees held by you:

(c) Please list types of prior investments:

(d) Please state whether you have you participated in other private placements before:

YES ☐	NO ☐

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies

Frequently	____________	____________	____________

Occasionally	____________	____________	____________

Never	____________	____________	____________

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES ☐	NO ☐

(g) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES ☐	NO ☐

(h) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES ☐	NO ☐

(i) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ☐	NO ☐

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j) Are you affiliated or associated with a FINRA member firm (please check one)?

YES ☐	NO ☐

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:	Date: _____________
Authorized Officer

INDIVIDUAL CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver this Subscription Agreement and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:

(a) The undersigned’s correct social security / federal taxpayer identification number is set forth above, and

(b) The undersigned is not subject to backup withholding.

Investor Name:	Investor Name (if joint investment):

By (Signature) :	By (Signature) :

Date:	Date:

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

☐ Limited Partnership	☐ General Partnership

☐ Limited Liability Company	☐ Corporation

☐ Irrecoverable Trust	☐ Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan

☐ Other form of organization:

Indicate the approximate date the undersigned entity was formed:

NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)

FOR ERISA PLANS ONLY:

Is the Investor a “Benefit Plan Investor” or acquiring the Shares on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?

☐              yes                                   ☐              no

Investors answering “yes” above, please check each box that accurately describes the Investor:

☐      The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.

☐      The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.

☐      The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?

☐            yes *                               ☐              no

* Investors answering “yes” please provide the following information:

Investor’s plan name: ________________________________________________________

Investor’s plan number: ________________________________________________________

Name of plan sponsor: ________________________________________________________

EIN of plan sponsor: ________________________________________________________

ENTITY FORM OF PAYMENT
☐ Wire funds will be made from my outside account according to the wiring instructions contained herein.
☐ Other:__________________ (specify form of payment).

ENTITY INVESTOR STATUS

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1	____________________ (Initial if Applicable)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	____________________ (Initial if Applicable)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
3	____________________ (Initial if Applicable)	An insurance company as defined in Section 2(13) of the Securities Act;
4	____________________ (Initial if Applicable)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
5	____________________ (Initial if Applicable)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
6	____________________ (Initial if Applicable)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7	____________________ (Initial if Applicable)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8	____________________ (Initial if Applicable)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
9	____________________ (Initial if Applicable)

Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

10	____________________ (Initial if Applicable)

A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

11	____________________ (Initial if Applicable)

An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described herein. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s):

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)

(a) Please list types of prior investments:

(b) Please state whether you have you participated in other private placements before:

YES ☐                              NO ☐

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies

Frequently	____________	____________	____________

Occasionally	____________	____________	____________

Never	____________	____________	____________

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES ☐                              NO ☐

(e) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ☐                              NO ☐

(f) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES ☐                              NO ☐

(g) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ☐                              NO ☐

[Remainder of page intentionally left blank]

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)

(h) Are you affiliated or associated with a FINRA member firm (please check one)?

YES ☐                              NO ☐

If Yes, please describe:

______________________________________________________________________

______________________________________________________________________

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By: ________________________ Date: ___________

Authorized Officer

[Remainder of page intentionally left blank]

ENTITY CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The investor has been duly formed and validly exists and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver this Subscription Agreement on behalf of the Investor and to take other actions with respect thereto and certifies further that this Subscription Agreement has been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.

The undersigned further certifies under penalty of perjury that:

(a) The undersigned’s correct federal taxpayer identification number is set forth above, and

(b) The undersigned is not subject to backup withholding.

Investor Name:

By (Signature):

Name (Print):

Title:

Date:

EXHIBIT B

CERTIFICATE OF DESIGNATION

OF

SERIES B CONVERTIBLE PREFERRED STOCK

Schedule I

Risk Factors

An investment in the Shares involves a high degree of risk and is subject to many uncertainties. In addition to the risk factors specific to this offering set forth below, the risk factors set forth in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K, the Company’s Current Report on Form 8-K filed on June 19, 2017 and any other SEC Report, are incorporated herein by reference. These risks and uncertainties may adversely affect the Company’s business, operating results and financial condition. In such an event, the trading price, if one were to exist after the Company is approved to have a trading symbol assigned to it, for Common Stock could decline substantially, and you could lose all or part of your investment. In order to attain an appreciation for these risks and uncertainties, you should read all risk factors in their entirety and consider all of the information and advisements contained in the Subscription Agreement and all other related agreements or certificates and all other documents requested by the Purchaser, including the following risk factors and uncertainties and the SEC Reports.

RISKS RELATED TO THIS OFFERING

There will be restrictions on resale of the Shares and there is no assurance of the registration of the Shares.

None of the Shares may be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the Shares or there exists an exemption from registration under the Securities Act, and such Securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected.  The Company has no current intention of filing a registration statement covering the resale of the Shares. If no registration statement is filed and declared effective covering the resale of any of the Shares sold pursuant to this Subscription Agreement, Purchasers will be precluded from disposing of such Securities unless such Securities may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Shares are not registered for resale under the Securities Act, or exempt therefrom, and registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of such securities will be greatly reduced.

The Company was at one time a “shell company” as defined in Rule 12b-2 under the Exchange Act. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Shares) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.

Furthermore, Purchasers investing in the Shares being offered in reliance upon Regulation S may only be able to sell the Shares in offshore transactions in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Shares pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

We have significant discretion over the use of certain of the net proceeds.

A significant portion of the net proceeds of this Offering will be applied to working capital and other general corporate purposes, including but not limited to research and development, capital expenditures, sales and marketing costs and compensation (in the form of salary and bonuses) to officers and directors. Accordingly, our management will have broad discretion as to the application of such proceeds.  There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Purchasers are urged to consult with their attorneys, accountants and personal investment advisors prior to making any decision to invest in the Company.

Greater risk of loss to the early investors than to later investors.

There is no minimum offering amount. Consequently, the Company can close on any sum raised, and do so on a rolling basis. As a result, there can be no assurance that the Company will raise a minimally sufficient amount of capital enabling it to continue operations. If the Company fails to raise a sufficient amount of capital to continue its business, such failure may lead to investors losing their entire investment. In addition, if the Company raises an appreciable sum that is nevertheless substantially less than the amount equivalent of a sale of the Maximum Offering Amount, the Company is likely to have insufficient funds to fully implement its current business strategy. Therefore, the sale of a minimal number of Shares could have material, adverse consequences on the Company’s business, financial condition and future outlook.

Because there is no minimum required for the Offering to close, investors in this Offering will not receive a refund in the event that we do not sell an amount of Shares sufficient to pursue the business goals of the Company.

There is no minimum offering amount for this Offering. Because there is no minimum offering amount, investors could be in a position where they have invested in our company, but we are unable to fulfill our objectives or proceed with our operations due to a lack of interest in this Offering. If this were to occur, we may be forced to curtail or abandon our operations with a loss to investors who purchase Securities in this Offering. Purchasers’ funds will not be returned under any circumstances whether during or after the Offering.

The offering price for the Shares has been arbitrarily determined by us.

The offering price of the Shares was arbitrarily determined by us.  The price of the Shares does not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets. Rather, the price of the Shares may be derived as a result of our negotiations with investors based upon various factors including prevailing market conditions, our future prospects and our capital structure. These prices do not necessarily accurately reflect the actual value of the Shares or the price that may be realized upon disposition of the Shares.

An investment in our securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Shares is speculative and there is no assurance that Purchasers will obtain any return on their investment.  Purchasers will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

We do not intend to pay dividends for the foreseeable future.

We have paid no dividends to date and it is not anticipated that any dividends will be paid to holders of our securities in the foreseeable future. While our future dividend policy will be based on the operating results and capital needs of the business, it is currently anticipated that any earnings will be retained to finance our future expansion and for the implementation of our business plan. You should take note of the fact that a lack of a dividend can further affect the market value, if any, of our stock, and could significantly affect the value of any investment in us.

Your ownership interest is subject to dilution.

Each Purchaser’s proportionate ownership interest may be diluted when we issue additional shares of our common stock or upon conversion of the shares of Preferred B sold or to be sold in the Preferred B Offering.  We may raise additional capital in the future through additional sales of shares of our common stock or other securities convertible or exercisable into shares of our common stock, and your percentage interest in our common stock would be diluted if you do not participate in such additional sales.

*****The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Shares. Purchaser should read this entire Subscription Agreement, including Schedule I that is made an integral part hereof and all SEC Reports, and consult with its own advisors before deciding to purchase the Shares.*****

FORWARD-LOOKING STATEMENTS

We have included in this Subscription Agreement certain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on-track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to revenues and profitability, pricing and competition, the continued viability of our technology, our growth and expansion plans, including retaining new employees, compliance with governmental regulations, our intellectual property protection strategies, payment of dividends, the volatility and the market, if any, of and for our common stock, dilution, trading restrictions, use of proceeds and the need for additional debt or equity funding. You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward-looking statements. See the section titled “Risk Factors” on Schedule I and those described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K, the Company’s Current Report on Form 8-K filed on June 19, 2017, and any other SEC Report, are incorporated herein by reference, for information regarding certain important factors that could cause our actual results to differ materially from those projected in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Agreement. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statements are made.

SUPPLEMENT #1 TO

KULR Technology group, inc.

CONFIDENTIAL SUBSCRIPTION AGREEMENT

THE DATE OF THIS SUPPLEMENT IS October 30, 2018

This supplement to Confidential Subscription Agreement (the “Supplement”) supplements the Confidential Subscription Agreement (“Subscription Agreement”) of KULR Technology Group, Inc., formerly KT High-Tech Marketing, Inc. (the “Company”), entered into by and between the Company and the undersigned. The purpose of this Supplement is to supplement and replace certain terms of the Subscription Agreement, as more fully described below.

This Supplement is incorporated by reference into, and should be read in conjunction with, the Subscription Agreement. This Supplement is not complete without, and may not be delivered or utilized except in connection with the Subscription Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

By accepting this Supplement, you agree to hold all information contained herein in the strictest confidence and not to use this information for any purpose other than to analyze an investment in the Company. Failure to comply with this directive can result in a violation of the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder. Any further distribution or reproduction of this Supplement or the Subscription Agreement, in whole or in part, or the disclosure of any of its contents by an offeree, is unauthorized.

Except as expressly set forth in this Supplement, the Subscription Agreement, including all disclosures therein and all exhibits thereto, shall continue unmodified.

You are receiving this Supplement because you have received a copy of the Subscription Agreement. By executing and returning this Supplement, you are acknowledging (i) your receipt of this Supplement, and (ii) that you are aware of the changes to the provisions in the Subscription Agreement as described in this Supplement.

Extension of the Offering Period to December 31, 2018

This Supplement is deemed to supplement and replace dates in the Subscription Agreement relating to the period during which the Shares will be offered and the termination of such period, which was extended from August 31, 2018 (as extended to October 31, 2018) to December 31, 2018. The following information contained in the Subscription Agreement is hereby amended and superseded:

Section 3(b) is hereby amended and replaced with the following:

(b)           Subsequent Closings. The Company may continue to offer and accept subscriptions for the Shares and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Shares after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until December 31, 2018 unless the Company, in its sole discretion and without notice to Purchasers, extends the offering termination date to January 31, 2019. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than December 31, 2018 (or January 31, 2019 if the Company extends the termination date). The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than $3,500,000 in Shares will be sold at the Closing and all Subsequent Closings.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[ACKNOWLEDGEMENT SIGNATURE PAGE TO THE SUPPLEMENT]

By signing below, the undersigned (i) agrees to continue as a subscriber in the Offering pursuant to the terms of the Offering as revised and amended by this Supplement included herewith, as described herein; (ii) represents and warrants to the Company that he/she/it has read and reviewed this Supplement and that he/she/it fully understands the revised terms of the Offering, as described herein; and (iii) confirms all prior representations, warranties and understandings made in the Subscription Agreement as of this ___ day of ____________, 201_.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Print Name of joint investor or	Signature of Authorized Signatory
other person whose signature is
required

Signature

SUPPLEMENT #2 TO

KULR Technology group, inc.

CONFIDENTIAL SUBSCRIPTION AGREEMENT

THE DATE OF THIS SUPPLEMENT IS January 31, 2019

This supplement #2 to the Confidential Subscription Agreement (“Supplement #2”) supplements the Confidential Subscription Agreement (“Subscription Agreement”), as amended by Supplement #1 (“Supplement #1”), of KULR Technology Group, Inc., formerly KT High-Tech Marketing, Inc. (the “Company”), entered into by and between the Company and the undersigned. The purpose of this Supplement #2 is to supplement and replace certain terms of the Subscription Agreement, as more fully described below.

This Supplement #2 is incorporated by reference into, and should be read in conjunction with, the Subscription Agreement. This Supplement #2 is not complete without, and may not be delivered or utilized except in connection with the Subscription Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

By accepting this Supplement #2, you agree to hold all information contained herein in the strictest confidence and not to use this information for any purpose other than to analyze an investment in the Company. Failure to comply with this directive can result in a violation of the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder. Any further distribution or reproduction of this Supplement #2 or the Subscription Agreement, in whole or in part, or the disclosure of any of its contents by an offeree, is unauthorized.

Except as expressly set forth in this Supplement #2, the Subscription Agreement, including all disclosures therein and all exhibits thereto, shall continue unmodified.

You are receiving this Supplement #2 because you have received a copy of the Subscription Agreement. By executing and returning this Supplement #2, you are acknowledging (i) your receipt of this Supplement #2, and (ii) that you are aware of the changes to the provisions in the Subscription Agreement as described in this Supplement #2.

Extension of the Offering Period to April 15, 2019

This Supplement is deemed to supplement and replace dates in the Subscription Agreement relating to the period during which the Shares will be offered and the termination of such period, which was extended, pursuant to Supplement #1, from August 31, 2018 (as extended to October 31, 2018) to December 31, 2018 and, pursuant to this Supplement #2, to April 15, 2019 (subject to an extension of up to 30 days at the sole discretion of the Company’s Board of Directors). The following information contained in the Subscription Agreement is hereby amended and superseded:

Section 3(b) is hereby amended and replaced with the following:

(b)           Subsequent Closings. The Company may continue to offer and accept subscriptions for the Shares and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Shares after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until April 15, 2019 unless the Company, in its sole discretion and without notice to Purchasers, extends the offering termination date by up to an additional 30 days. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than April 15, 2019 (or up to an additional 30 days thereafter if the Company extends the termination date). The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than $3,500,000 in Shares will be sold at the Closing and all Subsequent Closings.

Completion of Series B Preferred Offering

As discussed in the Subscription Agreement, the Company conducted a private placement of its Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred B Stock”). On November 30, 2018, the Company closed a sale of 31,000 shares (the “Shares”) of the Preferred B Stock at a purchase price of $1.00 per Share, for aggregate gross proceeds of $31,000. The rights, limitations and preferences of the Preferred B Stock are set forth in the Certificate of Designation of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”), including the right of holders to convert each Share into fifty (50) fully paid and non-assessable shares of Common Stock. Holders of the Preferred B Stock are not entitled to receive dividends, nor do they have a right to vote with respect to their Preferred B Stock. On November 30, 2018, the Company filed the Series B Certificate of Designation with the Secretary of State of the State of Delaware.

The foregoing description of the Series B Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Series B Certificate of Designation filed as an exhibit to the Company’s Form 8-K filed on December 6, 2018.

Issuance of Series A Preferred to the Company’s CEO, Michael Mo

On December 28, 2018, the twentieth day after the Company mailed to all required shareholders the Information Statement of the Company dated December 4, 2018, the Company was deemed authorized by ratifying vote of its majority shareholders and the authorization granted by the Company’s Board of Directors, to issue 1,000,000 share of its Series A Voting Preferred Stock, par value $0.0001 per share (the “Preferred A Stock”) to the Company’s Chief Executive Officer, Michael Mo. The rights, limitations and preferences of the Preferred A Stock are set forth in the Certificate of Designation of Series A Voting Preferred Stock (the “Series A Certificate of Designation”), including the right of its holder to cast one hundred (100) votes for each share of Preferred A Stock. Holders of the Preferred A Stock are not entitled to receive dividends, nor do they have rights to distribution from the assets of the Company in the event of any liquidation, dissolution, or winding up of the Company. On June 6, 2017, the Company filed the Series A Certificate of Designation with the Secretary of State of the State of Delaware.

The foregoing description of the Series A Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Series A Certificate of Designation filed an exhibit to the Company’s Form 8-K filed on June 12, 2017.

Although the Company has not formally issued the shares of Preferred A Stock to Mr. Mo, when the shares are formally issued, the voting power of the Company’s shareholders will become highly concentrated in its insiders. The Company’s officers and directors and affiliates, together, will have an aggregate voting power equal to 142,550,000 votes of an aggregate 178,706,256 votes that could be cast (based on the votes allocable to the Preferred A Stock and the 78,706,256 shares of Common Stock currently issued and outstanding), which is the equivalent of approximately 79.8% of the combined voting power of the securities holders of the Company. Such concentrated control of the Company may adversely affect the value of Common Stock. If you acquire Common Stock, you may have no effective voice in the Company’s management. In addition, sales by the Company’s insiders or affiliates, along with any other market transactions, could affect the value of Common Stock.

Increase in Company’s authorized Common Stock

On December 31, 2018, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, with the Secretary of State of the State of Delaware, to effectuate an increase to the number of authorized shares of common stock of the Company. Pursuant to the Certificate of Amendment, the Company increased the number of authorized shares of Common Stock to 500,000,000 from 100,000,000 (the “Authorized Increase”). The number of authorized shares of the Company’s preferred stock remains at 20,000,000. The Authorized Increase was approved by the written consent of the majority shareholders of the Company as of and on November 5, 2018, as described in the Company’s Form 14C Information Statement filed on December 4, 2018. The Certificate of Amendment became effective upon filing with the State of Delaware on December 31, 2018.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[ACKNOWLEDGEMENT SIGNATURE PAGE TO SUPPLEMENT #2]

By signing below, the undersigned (i) agrees to continue as a subscriber in the Offering pursuant to the terms of the Offering as revised and amended by this Supplement #2 included herewith, as described herein; (ii) represents and warrants to the Company that he/she/it has read and reviewed this Supplement #2 and that he/she/it fully understands the revised terms of the Offering, as described herein; and (iii) confirms all prior representations, warranties and understandings made in the Subscription Agreement as of this ___ day of ____________, 2019.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Print Name of joint investor or	Signature of Authorized Signatory
other person whose signature is
required

Signature